MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                              #18035 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch New Mexico Municipal Bond Fund          January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would resurge and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch New Mexico Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just under $400 million in the New Mexico tax-exempt bond market. This represented a decrease of approximately 40% compared to the same period a year ago. Additionally, the majority of new issuance in New Mexico was dominated by current coupons and lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in New Mexico may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 6, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                                 12 Month      3 Month
                                                   1/31/98        10/31/97        1/31/97        % Change     % Change

Class A Shares*                                    $10.60          $10.78         $10.49          +3.89%(1)    +1.10%(1)
Class B Shares*                                     10.61           10.78          10.49          +3.99(1)     +1.19(1)
Class C Shares*                                     10.61           10.79          10.49          +3.99(1)     +1.10(1)
Class D Shares*                                     10.60           10.78          10.49          +3.89(1)     +1.10(1)
Class A Shares -- Total Return*                                                                   +9.42(2)     +2.66(3)
Class B Shares -- Total Return*                                                                   +8.97(4)     +2.62(5)
Class C Shares -- Total Return*                                                                   +8.86(6)     +2.50(7)
Class D Shares -- Total Return*                                                                   +9.31(8)     +2.63(9)
Class A Shares -- Standardized 30-day Yield          3.46%
Class B Shares -- Standardized 30-day Yield          3.09%
Class C Shares -- Standardized 30-day Yield          3.00%
Class D Shares -- Standardized 30-day Yield          3.37%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.297 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.555 per share ordinary income dividends and $0.297 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.166 per share ordinary income dividends and $0.297 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.501 per share ordinary income dividends and $0.297 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.153 per share ordinary income dividends and $0.297 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.491 per share ordinary income dividends and $0.297 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.150 per share ordinary income dividends and $0.297 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.545 per share ordinary income dividends and $0.297 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.163 per share ordinary income dividends and $0.297 per share capital gains distributions.







Performance Summary -- Class A Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

5/6/94 -- 12/31/94         $10.00            $9.70                 --                    $0.388               + 0.87%
1995                         9.70            10.75                 --                     0.621               +17.65
1996                        10.75            10.54                 --                     0.543               + 3.27
1997                        10.54            10.55               $0.297                   0.564               + 8.49
1/1/98 -- 1/31/98           10.55            10.60                 --                     0.030               + 0.83
                                                           Total $0.297            Total $2.146
                                                                       Cumulative total return as of 1/31/98: +34.06%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

5/6/94 -- 12/31/94         $10.00            $9.70                 --                    $0.355               + 0.53%
1995                         9.70            10.75                 --                     0.569               +17.06
1996                        10.75            10.54                 --                     0.490               + 2.75
1997                        10.54            10.55               $0.297                   0.510               + 7.95
1/1/98 -- 1/31/98           10.55            10.61                 --                     0.026               + 0.88
                                                           Total $0.297            Total $1.950
                                                                       Cumulative total return as of 1/31/98: +31.67%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.89             $9.70                 --                    $0.099               - 0.90%
1995                        9.70             10.76                 --                     0.556               +17.02
1996                       10.76             10.55                 --                     0.479               + 2.64
1997                       10.55             10.55               $0.297                   0.499               + 7.74
1/1/98 -- 1/31/98          10.55             10.61                 --                     0.026               + 0.87
                                                           Total $0.297            Total $1.659
                                                                       Cumulative total return as of 1/31/98: +29.35%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.89             $9.70                 --                    $0.121               - 0.67%
1995                        9.70             10.75                 --                     0.611               +17.53
1996                       10.75             10.54                 --                     0.533               + 3.17
1997                       10.54             10.55               $0.297                   0.553               + 8.39
1/1/98 -- 1/31/98          10.55             10.60                 --                     0.029               + 0.82
                                                           Total $0.297            Total $1.847
                                                                       Cumulative total return as of 1/31/98: +31.61%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +8.49%                 +4.16%
Inception (5/06/94)
through 12/31/97                     +8.11                  +6.91

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +7.95%                 +3.95%
Inception (5/06/94)
through 12/31/97                     +7.56                  +7.33

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +7.74%                 +6.74%
Inception (10/21/94)
through 12/31/97                     +8.10                  +8.10

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +8.39%                 +4.05%
Inception (10/21/94)
through 12/31/97                     +8.70                  +7.32

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch New Mexico Municipal Bond Fund                                                             January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)

S&P               Moody's           Face                                                                           Value
Ratings           Ratings          Amount                      Issue                                            (Note 1a)


New Mexico -- 79.5%
A-                NR*           $500          Alamogordo, New Mexico, Hospital Revenue Bonds (Gerald
                                              Champion Memorial Hospital Project), 5.30% due 1/01/2013               $506
AAA               Aaa          1,000          Albuquerque, New Mexico, Airport Revenue Bonds, AMT,
                                              Series A, 6.60% due 7/01/2016 (d)                                     1,099
AA                Aa3            500          Bernalillo County, New Mexico, Gross Receipts Tax Revenue
                                              Bonds, Series A, 5.75% due 4/01/2006 (g)                                549
NR*               A              500          Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010     540
A1+               NR*            200          Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc.
                                              Project), VRDN, 3.55% due 2/01/2003 (a)                                 200
                                              Farmington, New Mexico, PCR, Refunding, Series A:
AAA               Aaa            500          (Public Service Company of New Mexico), 6.375% due 12/15/2022 (d)       551
BB+               Ba1            500          (Public Service Company of San Juan), 6.30% due 12/01/2016              541
A+                A2           1,000          (Southern California Edison Company), 7.20% due 4/01/2021             1,090
AAA               Aaa            280          Gallup, New Mexico, PCR, Refunding (Plains Electric
                                              Generation), 6.65% due 8/15/2017 (b)                                    309
A1+               P1             700          Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.65%
                                              due 12/01/2015 (a)                                                      700
AAA               Aaa            500          Las Cruces, New Mexico, Health Facilities Revenue Refunding
                                              Bonds (Evangelical Lutheran Project), 6.45% due 12/01/2017 (e)          552
AAA               Aaa            500          Los Alamos County, New Mexico, Utility System Revenue
                                              Refunding Bonds, Series A, 6% due 7/01/2015 (e)                         542
                                              New Mexico Mortgage Finance Authority, Mortgage-Backed
                                              Securities (c)(f):
NR*               Aaa            750          Series A, 6.875% due 1/01/2025                                          843
AAA               NR*            500          Series F, 7% due 1/01/2026                                              566
                                              New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT (f):
AAA               NR*            895          Series A, 6.65% due 7/01/2026                                           954
AAA               NR*            985          Series H, 6.60% due 7/01/2015                                         1,049
AA                A1             750          New Mexico State University, Revenue Refunding and
                                              Improvement Bonds, 5.75% due 4/01/2016                                  784
AAA               Aaa            700          Sante Fe County, New Mexico, Correctional System Revenue Bonds,
                                              5.20% due 2/01/2011 (e)                                                 741
AA                A1             500          University of New Mexico, University Revenue Bonds, Series B,
                                              5.75% due 6/01/2022                                                     522

Puerto Rico -- 13.5%
A                 Baa1           500          Puerto Rico Commonwealth, Highway and Transportation Authority,
                                              Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026                    518
BBB+              Baa1         1,000          Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                              Series T, 6.375% due 7/01/2024                                        1,114
AAA               Aaa            500          Puerto Rico Municipal Finance Agency, UT, Series A, 5.50%
                                              due 7/01/2021 (e)                                                       522

Total Investments (Cost -- $13,789) -- 93.0%                                                                       14,792

Other Assets Less Liabilities -- 7.0%                                                                               1,114
                                                                                                                  -------
Net Assets -- 100.0%                                                                                              $15,906
                                                                                                                  =======

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) FHA Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) GNMA/FNMA Collateralized.
(g) Prerefunded.
 *  Not Rated.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico Muni-cipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $13,789,013) (Note 1a)                          $14,791,661
                      Cash                                                                                          439,498
                      Receivables:
                      Securities sold                                                          $1,145,437
                      Interest                                                                    151,751
                      Beneficial interest sold                                                     41,113         1,338,301
                                                                                              -----------
                      Deferred organization expenses (Note 1e)                                                       20,387
                      Prepaid registration fees and other assets (Note 1e)                                           11,205
                                                                                                                -----------
                      Total assets                                                                               16,601,052
                                                                                                                -----------

Liabilities:          Payables:
                      Securities purchased                                                        610,373
                      Beneficial interest redeemed                                                 22,935
                      Dividends to shareholders (Note 1f)                                           8,833
                      Distributor (Note 2)                                                          4,247
                      Investment adviser (Note 2)                                                   2,021           648,409
                                                                                              -----------
                      Accrued expenses and other liabilities                                                         47,097
                                                                                                                -----------
                      Total liabilities                                                                             695,506
                                                                                                                -----------

Net Assets:           Net assets                                                                                $15,905,546
                                                                                                                ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                             $38,455
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              76,658
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              10,387
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              24,470
                      Paid-in capital in excess of par                                                           14,576,769
                      Undistributed realized capital gains on investments -- net                                    176,159
                      Unrealized appreciation on investments -- net                                               1,002,648
                                                                                                                -----------
                      Net assets                                                                                $15,905,546
                                                                                                                ===========

Net Asset Value:      Class A -- Based on net assets of $4,078,096 and 384,551 shares of
                      beneficial interest outstanding                                                                $10.60
                                                                                                                ===========
                      Class B -- Based on net assets of $8,130,256 and 766,577 shares of
                      beneficial interest outstanding                                                                $10.61
                                                                                                                ===========
                      Class C -- Based on net assets of $1,102,154 and 103,871 shares of
                      beneficial interest outstanding                                                                $10.61
                                                                                                                ===========
                      Class D -- Based on net assets of $2,595,040 and 244,703 shares of
                      beneficial interest outstanding                                                                $10.60
                                                                                                                ===========

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998

Investment Income     Interest and amortization of premium and discount earned                                 $504,096
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $48,882
                      Professional fees                                                       29,340
                      Account maintenance and distribution fees -- Class B (Note 2)           25,063
                      Accounting services (Note 2)                                            20,842
                      Printing and shareholder reports                                        13,505
                      Registration fees (Note 1e)                                              6,234
                      Amortization of organization expenses (Note 1e)                          5,738
                      Account maintenance and distribution fees -- Class C (Note 2)            3,287
                      Transfer agent fees -- Class B (Note 2)                                  2,895
                      Pricing fees                                                             1,904
                      Account maintenance fees -- Class D (Note 2)                             1,300
                      Transfer agent fees -- Class A (Note 2)                                  1,004
                      Custodian fees                                                             816
                      Transfer agent fees -- Class D (Note 2)                                    644
                      Trustees' fees and expenses                                                518
                      Transfer agent fees -- Class C (Note 2)                                    325
                      Other                                                                    1,284
                                                                                            --------
                      Total expenses before reimbursement                                    163,581
                      Reimbursement of expenses (Note 2)                                     (36,429)
                                                                                            --------
                      Total expenses after reimbursement                                                        127,152
                                                                                                               --------
                      Investment income -- net                                                                  376,944
                                                                                                               --------

Realized &            Realized gain on investments -- net                                                       460,681
Unrealized            Change in unrealized appreciation on investments -- net                                  (270,445)
Gain (Loss) on                                                                                                 --------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                     $567,180
(Notes 1b, 1d & 3):                                                                                            ========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                              For the Six          For the
                                                                                             Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                            January 31,          July 31,
                                                                                                1998                1997

Operations:            Investment income -- net                                               $376,944           $1,029,676
                       Realized gain on investments -- net                                     460,681              404,483
                       Change in unrealized appreciation on investments -- net                (270,445)             522,563
                                                                                           -----------          -----------
                       Net increase in net assets resulting from operations                    567,180            1,956,722
                                                                                           -----------          -----------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                 (92,632)            (239,874)
Shareholders           Class B                                                                (204,511)            (636,250)
(Note 1f):             Class C                                                                 (21,684)             (39,611)
                       Class D                                                                 (58,117)            (113,941)
                       Realized gain on investments -- net:
                       Class A                                                                (126,513)                  --
                       Class B                                                                (258,634)                  --
                       Class C                                                                 (35,045)                  --
                       Class D                                                                 (81,643)                  --
                                                                                           -----------          -----------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                          (878,779)          (1,029,676)
                                                                                           -----------          -----------

Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions           interest transactions                                                (3,128,779)          (3,654,416)
(Note 4):                                                                                  -----------          -----------

Net Assets:            Total decrease in net assets                                         (3,440,378)          (2,727,370)
                       Beginning of period                                                  19,345,924           22,073,294
                                                                                           -----------          -----------
                       End of period                                                       $15,905,546          $19,345,924
                                                                                           ===========          ===========

                       See Notes to Financial Statements.






Financial Highlights

                                                                                              Class A
                                                                    For the                                           For the
                                                                     Six                                              Period
The following per share data and ratios have been derived           Months                                            May 6,
from information provided in the financial statements.              Ended                                            1994+ to
                                                                   Jan. 31,          For the Year Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                             1998           1997        1996        1995        1994

Per Share            Net asset value, beginning of period          $10.82          $10.36      $10.29      $10.24     $10.00
Operating                                                          ------          ------      ------      ------     ------
Performance:         Investment income -- net                         .25             .53         .56         .60        .13
                     Realized and unrealized gain on
                     investments -- net                               .12             .46         .10         .06        .24
                                                                   ------          ------      ------      ------     ------
                     Total from investment operations                 .37             .99         .66         .66        .37
                                                                   ------          ------      ------      ------     ------
                     Less dividends and distributions:
                     Investment income -- net                        (.25)           (.53)       (.56)       (.60)      (.13)
                     Realized gain on investments -- net             (.34)             --          --          --         --
                     In excess of realized gain on
                     investments -- net                                --              --        (.03)       (.01)        --
                                                                   ------          ------      ------      ------     ------
                     Total dividends and distributions               (.59)           (.53)       (.59)       (.61)      (.13)
                                                                   ------          ------      ------      ------     ------
                     Net asset value, end of period                $10.60          $10.82      $10.36      $10.29     $10.24
                                                                   ======          ======      ======      ======     ======

Total Investment     Based on net asset value per share              3.52%++++       9.86%       6.53%       6.65%      3.76%++++
Return:**                                                          ======          ======      ======      ======     ======

Ratios to Average    Expenses, net of reimbursement                  1.10%*           .79%        .49%        .07%       .00%*
Net Assets:                                                        ======          ======      ======      ======     ======
                     Expenses                                        1.51%*          1.33%       1.42%       1.65%      2.47%*
                                                                   ======          ======      ======      ======     ======
                     Investment income -- net                        4.57%*          5.08%       5.33%       5.92%      5.49%*
                                                                   ======          ======      ======      ======     ======

Supplemental         Net assets, end of period (in thousands)      $4,078          $3,862      $5,287      $7,715     $8,166
Data:                                                              ======          ======      ======      ======     ======
                     Portfolio turnover                             29.72%          40.53%      63.02%      28.16%     16.06%
                                                                   ======          ======      ======      ======     ======

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.








                                                                                              Class B
                                                                    For the                                           For the
                                                                     Six                                              Period
The following per share data and ratios have been derived           Months                                            May 6,
from information provided in the financial statements.              Ended                                            1994+ to
                                                                   Jan. 31,          For the Year Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                             1998           1997        1996        1995        1994

Per Share            Net asset value, beginning of period          $10.82          $10.36      $10.29      $10.24     $10.00
Operating                                                         -------         -------     -------     -------    -------
Performance:         Investment income -- net                         .22             .48         .50         .54        .12
                     Realized and unrealized gain on
                     investments -- net                               .13             .46         .10         .06        .24
                                                                  -------         -------     -------     -------    -------
                     Total from investment operations                 .35             .94         .60         .60        .36
                                                                  -------         -------     -------     -------    -------
                     Less dividends and distributions:
                     Investment income -- net                        (.22)           (.48)       (.50)       (.54)      (.12)
                     Realized gain on investments -- net             (.34)             --          --          --         --
                     In excess of realized gain on
                     investments -- net                                --              --        (.03)       (.01)        --
                                                                  -------         -------     -------     -------    -------
                     Total dividends and distributions               (.56)           (.48)       (.53)       (.55)      (.12)
                                                                  -------         -------     -------     -------    -------
                     Net asset value, end of period                $10.61          $10.82      $10.36      $10.29     $10.24
                                                                  =======         =======     =======     =======    =======

Total Investment     Based on net asset value per share              3.35%++++       9.30%       5.98%       6.11%      3.64%++++
Return:**                                                         =======         =======     =======     =======    =======

Ratios to Average    Expenses, net of reimbursement                  1.60%*          1.30%       1.01%        .59%       .50%*
Net Assets:                                                       =======         =======     =======     =======    =======
                     Expenses                                        2.01%*          1.84%       1.92%       2.16%      2.97%*
                                                                  =======         =======     =======     =======    =======
                     Investment income -- net                        4.08%*          4.57%       4.81%       5.40%      4.98%*
                                                                  =======         =======     =======     =======    =======

Supplemental         Net assets, end of period (in thousands)      $8,131         $11,703     $13,964     $12,104     $8,505
Data:                                                             =======         =======     =======     =======    =======
                     Portfolio turnover                             29.72%          40.53%      63.02%      28.16%     16.06%
                                                                  =======         =======     =======     =======    =======

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.








                                                         Class C                                     Class D
The following per share                   For the                       For the       For the                       For the
data and ratios have been                  Six                          Period         Six                          Period
derived from information                  Months                        Oct. 21,      Months                        Oct. 21,
provided in the financial                 Ended        For the Year    1994+ to       Ended        For the Year    1994+ to
statements.                              Jan. 31,     Ended July 31,    July 31,     Jan. 31,     Ended July 31,    July 31,
                                           1998       1997     1996      1995          1998       1997     1996      1995
Increase (Decrease) in
Net Asset Value:


Per Share            Net asset value,
Operating            beginning of period  $10.83     $10.36   $10.30    $9.89        $10.82       $10.36   $10.29   $9.89
Performance:                              ------     ------   ------   ------        ------       ------   ------  ------
                     Investment income
                     -- net                  .22        .47      .49      .40           .24          .52      .55     .46
                     Realized and
                     unrealized gain on
                     investments -- net      .12        .47      .09      .42           .12          .46      .10     .41
                                          ------     ------   ------   ------        ------       ------   ------  ------
                     Total from
                     investment operations   .34        .94      .58      .82           .36          .98      .65     .87
                                          ------     ------   ------   ------        ------       ------   ------  ------
                     Less dividends and
                     distributions:
                     Investment income
                     -- net                 (.22)      (.47)    (.49)    (.40)         (.24)        (.52)    (.55)   (.46)
                     Realized gain on
                     investments -- net     (.34)        --       --       --          (.34)          --       --      --
                     In excess of realized
                     gain on investments
                     -- net                   --         --     (.03)    (.01)           --           --     (.03)   (.01)
                                          ------     ------   ------   ------        ------       ------   ------  ------
                     Total dividends
                     and distributions      (.56)      (.47)    (.52)    (.41)         (.58)        (.52)    (.58)   (.47)
                                          ------     ------   ------   ------        ------       ------   ------  ------
                     Net asset value,
                     end of period        $10.61     $10.83   $10.36   $10.30        $10.60       $10.82   $10.36  $10.29
                                          ======     ======   ======   ======        ======       ======   ======  ======

Total Investment     Based on net
Return:**            asset value per
                     share                  3.20%++++  9.29%    5.76%    8.44%++++     3.47%++++    9.75%    6.42%   8.91%++++
                                          ======     ======   ======   ======        ======       ======   ======  ======

Ratios to Average    Expenses, net of
Net Assets:          reimbursement          1.71%*     1.42%    1.15%     .80%*        1.20%*        .90%     .61%    .23%*
                                          ======     ======   ======   ======        ======       ======   ======  ======
                     Expenses               2.12%*     1.95%    2.03%    2.27%*        1.61%*       1.44%    1.51%   1.74%*
                                          ======     ======   ======   ======        ======       ======   ======  ======
                     Investment income
                     -- net                 3.96%*     4.45%    4.67%    5.20%*        4.47%*       4.97%    5.21%   5.80%*
                                          ======     ======   ======   ======        ======       ======   ======  ======

Supplemental         Net assets, end
Data:                of period (in
                     thousands)           $1,102     $1,082     $712     $164        $2,595       $2,699   $2,110  $1,569
                                          ======     ======   ======   ======        ======       ======   ======  ======
                     Portfolio turnover    29.72%     40.53%   63.02%   28.16%        29.72%       40.53%   63.02%  28.16%
                                          ======     ======   ======   ======        ======       ======   ======  ======

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.





Merrill Lynch New Mexico Municipal Bond Fund          January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments of post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1998, FAM earned fees of $48,882, of which $36,429 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                            Maintenance        Distribution
                               Fee                 Fee

Class B                       0.25%               0.25%
Class C                       0.25%               0.35%
Class D                       0.10%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                       $283                $2,801
Class D                       $ 20                $  270

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $79,637 and $48 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended
January 31, 1998 were $4,804,021 and $9,601,341, respectively.

Net realized gains for the six months ended January 31, 1998 and net unrealized gains as of January 31, 1998 were as follows:

                                Realized            Unrealized
                                 Gains                 Gains

Long-term investments           $460,681            $1,002,648
                              ----------            ----------
Total                           $460,681            $1,002,648
                              ==========            ==========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,002,648, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $13,789,013.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,128,779 and $3,654,416 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                       Dollar
January 31, 1998                      Shares           Amount

Shares sold                            46,972         $503,437
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,526          111,600
                                  -----------      -----------
Total issued                           57,498          615,037
Shares redeemed                       (29,813)        (320,771)
                                  -----------      -----------
Net increase                           27,685         $294,266
                                  ===========      ===========

Class A Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                           141,231       $1,483,036
Shares issued to shareholders
in reinvestment of dividends .          6,350           66,621
                                  -----------      -----------
Total issued                          147,581        1,549,657
Shares redeemed                      (301,171)      (3,172,107)
                                  -----------      -----------
Net decrease                         (153,590)     $(1,622,450)
                                  ===========      ===========

Class B Shares for the
Six Months Ended                                       Dollar
January 31, 1998                      Shares           Amount

Shares sold                            38,547         $414,037
Shares issued to shareholders
in reinvestment of dividends
and distributions                      21,146          224,542
                                  -----------      -----------
Total issued                           59,693          638,579
Automatic conversion
of shares                                (551)          (5,958)
Shares redeemed                      (373,945)      (4,046,164)
                                  -----------      -----------
Net decrease                         (314,803)     $(3,413,543)
                                  ===========      ===========

Class B Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                           260,889       $2,740,720
Shares issued to shareholders
in reinvestment of dividends .         27,133          284,566
                                  -----------      -----------
Total issued                          288,022        3,025,286
Automatic conversion
of shares                              (1,409)         (14,659)
Shares redeemed                      (553,456)      (5,843,171)
                                  -----------      -----------
Net decrease                         (266,843)     $(2,832,544)
                                  ===========      ===========

Class C Shares for the
Six Months Ended                                       Dollar
January 31, 1998                      Shares           Amount

Shares sold                             8,285          $88,730
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,605           38,220
                                  -----------      -----------
Total issued                           11,890          126,950
Shares redeemed                        (7,902)         (84,442)
                                  -----------      -----------
Net increase                            3,988          $42,508
                                  ===========      ===========

Class C Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                            47,282         $492,323
Shares issued to share-
holders in reinvestment
of dividends                            2,768           29,059
                                  -----------      -----------
Total issued                           50,050          521,382
Shares redeemed                       (18,886)        (198,644)
                                  -----------      -----------
Net increase                           31,164         $322,738
                                  ===========      ===========

Class D Shares for the
Six Months Ended                                       Dollar
January 31, 1998                      Shares           Amount

Shares sold                             4,193          $44,962
Automatic conversion
of shares                                 550            5,958
Shares issued to shareholders
in reinvestment of dividends
and distributions                       9,388           99,539
                                  -----------      -----------
Total issued                           14,131          150,459
Share redeemed                        (18,885)        (202,469)
                                  -----------      -----------
Net decrease                           (4,754)        $(52,010)
                                  ===========      ===========

Class D Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                            44,220         $462,121
Automatic conversion
of shares                               1,409           14,659
Shares issued to share-
holders in reinvestment
of dividends                            5,906           61,981
                                  -----------      -----------
Total issued                           51,535          538,761
Shares redeemed                        (5,806)         (60,921)
                                  -----------      -----------
Net increase                           45,729         $477,840
                                  ===========      ===========